UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2017

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act  (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item. 5.07.	Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 23, 2017. Shareholders voted to reelect continuing director John R. Middleton, M.D. (Class I) to the Company’s Board of Directors (the “Board”), to serve a term of office of one year; and re-elected continuing directors James F. Cosgrove Jr., P.E. and Jeffries Shein (Class III), to each serve a term of office of three years. At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2017 Proxy Statement) which was filed with the Securities and Exchange Commission on April 13, 2017 and mailed to shareholders.

Proposal No. 1

Description of Matters Submitted

1)	A proposal to elect three nominees to the Board with John R. Middleton, M.D. to serve a term expiring at the 2018 Annual Meeting of Shareholders and Directors Cosgrove and Shein serving terms that expire at the 2020 Annual Meeting of Shareholders. Each Director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes

James F. Cosgrove.	9,077,766	349,326	4,599,258
John R. Middleton, M.D.	9,057,974	369,118	4,599,258
Jeffries Shein	9,050,532	376,560	4,599,258

Proposal No. 2

Description of Matters Submitted

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Vote

9,000,675	255,730	170,687	4,599,258

Proposal No. 3

Description of Matters Submitted

3)	A proposal to provide a non-binding advisory vote to approve the frequency of the non-binding shareholder vote approving the compensation of the Company’s named executive officers as disclosed in the 2017 Proxy Statement. The proposal was approved and received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote

7,450,575	96,793	1,733,513	146,211	4,599,258

Proposal No. 4

Description of Matters Submitted

4)	A proposal to ratify the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote

13,826,767	119,875	79,708	0

Item 8.01 Other Events

2017 Annual Meeting of Shareholders

On May 24, 2017, Middlesex Water Company held its 2017 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected one Class I Director and two Class III Directors; approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, approved, by a non-binding advisory vote, the frequency of the shareholder vote to approve compensation of the Company’s named executive officers, and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for 2017 is described above.

Management’s presentation at the Annual Meeting of Shareholders will be available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release

On May 24, 2017, the Company issued a press release describing the voting results of shareholders at the Annual Meeting, the election of directors, the approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, the approval of a non-binding advisory resolution approving the frequency of the shareholder vote approving the compensation of the Company’s named executive officers and the ratification by shareholders of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent auditors for the year ending December 31, 2017. A copy of the Company’s press release dated May 24, 2017 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Exhibit	Description

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 23, 2017

99.2	Company press release dated May 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Dated: May 24, 2017